SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT, dated as of July 9, 2014 (this “Amendment”), to the Loan and Security Agreement, dated as of February 28, 2013, as amended by the First Amendment to Loan and Security Agreement dated as of March 28, 2013 (as amended, the “Loan Agreement”), between ACF FinCo I LP, as assignee of Keltic Financial Partners II, LP, a Delaware limited partnership (the “Lender”), and Hooper Holmes, Inc., a New York corporation (the “Borrower”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

W I T N E S S E T H:

WHEREAS, the Borrower and the Lender are parties to the Loan Agreement, under which the Lender has agreed to make, and has made, Loans and other financial accommodations to the Borrower on the terms and subject to the conditions set forth therein; and

WHEREAS, the Borrower has requested that the Lender agree, and the Lender has agreed, to amend certain provisions of the Loan Agreement on the terms and conditions set forth herein.
NOW, THEREFORE, the Lender and the Borrower agree as follows:

SECTION 1.Amendments to the Loan Agreement. Effective as of the date hereof, subject to the terms and conditions hereof, including, without limitation, the satisfaction of the conditions of effectiveness specified in Section 2 hereof, the Loan Agreement is amended as follows:

(a)    Section 6.2(a) of the Loan Agreement is amended by inserting (i) “and Unbilled Eligible Receivables” after “Eligible Receivables” and (ii) “(if any)” after “open invoice”.

(b)    Section 6.3 of the Loan Agreement is amended by (i) inserting “or Unbilled Eligible Receivables” after “Eligible Receivables”.

(c)    Section 8.20 of the Loan Agreement is amended and restated in its entirety as follows:

“8.20. EBITDA. Permit EBITDA as of and for each twelve (12) consecutive calendar month period ending on the last day of each Fiscal Quarter commencing with the fiscal quarter ending March 31, 2015, to be less than One Hundred Thousand and 00/100 Dollars -- $100,000.00.”

(d)    The Definitions Schedule is amended as follows:

(i)    The definition of “Borrowing Base” is amended and restated in its entirety as follows:

“Borrowing Base” means, at any time, an amount equal to:

(a)    an amount not to exceed eighty-five percent (85%) of the aggregate amount of Eligible Receivables (other than Unbilled Eligible Receivables) at such time;
(b)    plus, an amount not to exceed the least of (i) fifty percent (50%) of the aggregate amount of Unbilled Eligible Receivables at such time, (ii) $2,500,000.00, and (iii) fifty percent (50%) of the Borrowing Base as most recently previously calculated under clauses (a), (b) (i) and (ii) hereof and (c) of this definition;
(c)    less, the aggregate amount of all Reserves in effect at such time.

(ii)    The definition of “EBITDA” is amended and restated in its entirety as follows:
“EBITDA” means, for any period, Borrower’s net income before interest expense, taxes, depreciation and amortization for such period, all calculated in accordance with GAAP, consistently applied and determined as of and at the end of such period. For purposes of this Agreement, EBITDA for any period shall be determined disregarding any extraordinary items of income and expense during such period. For purposes of this Agreement, any gains or losses resulting from the sale of any owned real estate or from all or substantially all of the assets constituting the Borrower’s “Hooper Homes Services” or “Heritage Labs” business shall not be considered extraordinary items of income or expense.
(iii)    The definition of “Eligible Receivable” is amended as follows: (A) by inserting “other than Unbilled Receivables” between “Receivable” and “:” in the first sentence therein and (B) by amending and restating subsection (j) as follows:

“(j) (A) any portion of the Eligible Receivables of the Account Debtor (other than an Identified Account Debtor) and its Affiliates exceeds twenty percent (20%) of the total amount of all Eligible Receivables, or (B) any portion of the Eligible Receivables of an Identified Account Debtor and its Affiliates exceeds fifty percent (50%) of the total amount of all Eligible Receivables, then the amount of such excess shall be treated as ineligible; or”

(iv)    By inserting the following new definitions in their proper alphabetical order:

“Identified Account Debtor” means an Account Debtor whose Eligible Receivables (and whose Affiliates’ Eligible Receivables) Lender in its sole discretion determines shall be treated as such under clause (j)(B) of the definition of Eligible Receivables.
“Unbilled Eligible Receivable” means an Unbilled Receivable with respect to which Borrower’s right to payment has arisen within the last thirty (30) days and which did not arise as a result of the withdrawal, revocation, cancellation or rejection of, or any other event relating to, a previously issued invoice.
“Unbilled Receivable” means a Receivable with respect to which no invoice has been issued by Borrower.

(e)    Section 6 of Exhibit B to the Loan Agreement is amended and restated as set forth in Schedule 1 hereto.

SECTION 2.    Conditions of Effectiveness. This Amendment shall become effective when, and only when, the Lender shall have received (i) a counterpart of this Amendment, Authenticated by the Borrower, (ii) an acknowledgment and consent, in the form of Exhibit A hereto, Authenticated by each of the Guarantors, (iii) payment of an amendment fee in the amount of $25,000, which shall be deemed fully earned when paid and shall be non-refundable under any circumstance, it being understood that such amendment fee was paid on or about March 27, 2014, (iv) a copy of the resolutions of the Board of Directors (or similar evidence of authorization) of the Borrower authorizing the execution, delivery and performance of this Amendment and the other agreements, instruments and documents delivered in connection herewith to which the Borrower is a party, attached to which is a certificate of the Secretary or an Assistant Secretary of the Borrower certifying the incumbency, names and true signatures of the officers of the Borrower authorized to sign this Amendment and the other agreements, instruments and documents delivered in connection herewith to which the Borrower is a party, and (v) payment of the costs and expenses (including, without limitation, attorneys’ fees) incurred by the Lender in connection with the preparation, execution and delivery of this Amendment and the agreements, instruments and documents delivered hereunder.
SECTION 3.    Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:

(a)    No Default or Event of Default has occurred and is continuing, and all of the representations set forth in Article 5 of the Loan Agreement and in the other Loan Documents are true and complete as of the date of this Amendment (except any such representation which is as of a specified date, which is accurate and complete as of such date).

(b)    The execution, delivery and performance by the Borrower of this Amendment and the agreements, instruments and other documents executed in connection herewith (i) are within the Borrower’s corporate power, (ii) have been duly authorized by all necessary or proper actions of or pertaining to the Borrower (including the consent of directors, officers, or shareholders, as applicable), (iii) are not in contravention of (A) any agreement or indenture to which the Borrower is a party or by which the Borrower is bound, (B) the Borrower’s Charter Documents, (C) any provision of law, or (D) any order, writ, judgment, injunction, or decree of any court of competent jurisdiction binding on the Borrower or its property and (iv) do not require the consent or approval of any Governmental Unit or any other Person that has not been obtained and furnished to the Lender.

(c)    No authorization, approval or other action by, and no notice to or filing with, any Person is required for the due execution, delivery and performance by the Borrower of this Amendment or any of the agreements, instruments and other documents executed in connection herewith.

(d)    This Amendment and the Loan Agreement as amended hereby constitute the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms except as enforceability may be limited by (i) bankruptcy, insolvency or similar laws affecting creditors’ rights generally and (ii) general principles of equity.

SECTION 4.    Reference to and Effect on the Loan Agreement.

(a)    On and after the date hereof, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” and words of like import, and each reference in the other Loan Documents to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended hereby.

(b)    Except as specifically waived or amended above, (i) the Loan Agreement and each other Loan Document shall remain in full force and effect and are hereby ratified and confirmed by the parties hereto and (ii) the Lender shall not be deemed to have waived any rights or remedies it may have under the Loan Agreement, any other Loan Document or applicable law.

(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment to any right, power or remedy of the Lender under any of the Loan Documents, or constitute a waiver of or an amendment to any provision of any of the Loan Documents.

(d)    This Amendment constitutes a Loan Document.

SECTION 5.    Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

SECTION 6.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED ENTIRELY IN SUCH STATE WITHOUT REGARD TO ITS PRINCIPLES OF CONFLICTS OF LAWS.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective general partner or officer thereunto duly authorized, as of the date first above written.
LENDER:

ACF FINCO I LP, as assignee of Keltic Financial Partners II, LP

By:    /s/ Oleh Szczupak
Name: Oleh Szczupak
Title: Vice President

BORROWER:

HOOPER HOLMES, INC.

By:	/s/ Tom Collins Name: Tom Collins Title: SVP & CFO

SCHEDULE 1

Concentration

(a)    Concentration – 50%:

Identified Account Debtors

Gross Accounts Receivable
Ineligible Accounts Receivable
Eligible Accounts Receivable
Concentration Percentage            50%
Concentration Cap – Any Customer

(b)    Concentration – 20% - All other Debtors
Gross Accounts Receivable
Ineligible Accounts Receivable
Eligible Accounts Receivable
Concentration Percentage            20%
Concentration Cap – Any Customer

CUSTOMER NAME	GROSS A/R	ELIGIBLE A/R	INELIGIBLE AMOUNT
ABC Company
ABC Company
ABC Company
ABC Company
ABC Company
ABC Company
ABC Company
ABC Company

SUB-TOTAL INELIGIBLE

EXHIBIT A

ACKNOWLEDGMENT AND CONSENT

Reference is hereby made to (i) the foregoing Second Amendment to Loan and Security Agreement dated as of July 9, 2014 (the “Second Amendment”) between the Lender and the Borrower. Each of the undersigned Guarantors hereby (i) acknowledges receipt of a copy of the Second Amendment, (ii) consents to the terms thereof and (iii) agrees that the terms and provisions thereof shall not affect in any way the obligations and liabilities of such Guarantor under the Guaranty and any other Loan Documents to which it is a party, all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed.

GUARANTOR:

HERITAGE LABS INTERNATIONAL, LLC

By:    /s/ Tom Collins
Tom Collins
Senior Vice President and Chief Financial Officer

HOOPER DISTRIBUTION SERVICES, LLC

By:    /s/ Tom Collins
Tom Collins
Senior Vice President and Chief Financial Officer

HOOPER INFORMATION SERVICES, INC.

By:    /s/ Tom Collins
Tom Collins
Senior Vice President and Chief Financial Officer

MID-AMERICA AGENCY SERVICES, INCORPORATED

By:    /s/ Tom Collins
Tom Collins
Senior Vice President and Chief Financial Officer

TEG ENTERPRISES, INC.

By:    /s/ Tom Collins
Tom Collins
Senior Vice President and Chief Financial Officer

Dated as of July 9, 2014